UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2017

BANCORP 34, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-37912	74-2819148
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 East 10th Street, Alamogordo, New Mexico		88310
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:              (575) 437-9334

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 6, 2017, Bancorp 34, Inc. (the "Company") granted a total of 178,650 stock options and 74,750 restricted stock awards under the Bancorp 34, Inc. 2017 Equity Incentive Plan (the "Plan") to officers, employees and directors of the Company and Bank 34.  Each award granted under the Plan is evidenced by an award agreement signed by the grantee.  Attached hereto as Exhibits 10.1 through 10.3, respectively, are forms of Incentive Stock Option Award Agreement, Non-Qualified Stock Option Award Agreement, and Restricted Stock Award Agreement (collectively, the "Agreements").

The Incentive Stock Option Award Agreement and the Non-Qualified Stock Option Award Agreement provide the terms of individual option grants, including the number of options granted, the exercise price per share, the date of grant, the vesting schedule, restrictions on transfer, the effect of termination under certain conditions, and the term and expiration date of the options.

The Restricted Stock Award Agreement provides the terms of individual restricted stock awards, including the number of shares awarded, the vesting schedule, restrictions on transfer, grantee rights prior to vesting of awards, and the effect of termination under certain conditions.

The foregoing description of the material terms of the Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.1 to 10.3, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are attached as part of this report:

Exhibit No.	Description

10.1	Form of Incentive Stock Option Award Agreement

10.2	Form of Non-Qualified Stock Option Award Agreement

10.3	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCORP 34, INC.

DATE: December 7, 2017	By: /s/ Jill Gutierrez
Jill Gutierrez
Chief Executive Officer